SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 17, 2000

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-21249                22-3423087
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation or organization)     File Number)           Identification No.)

         2650 North Military Trail, Suite 350, Boca Raton, Florida 33431
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 997-0323

                                       n/a
          (Former name or former address, if changed since last report)


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ITEM 5 - OTHER EVENTS

          On April 17, 2000, Grand Court Lifestyles, Inc. issued a press release announcing the delisting of its Common Stock from the Nasdaq National Market, effective at the opening of business on April 18, 2000. The information contained in this press release is incorporated herein by reference and filed as
Exhibit 99 hereto.



ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)      Exhibits.

          Exhibit No.         Description
          -----------         -----------

          99                  Press release dated April 17, 2000


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:   April 17, 2000


                                        GRAND COURT LIFESTYLES, INC.

                                        By  /s/ Paul Jawin
                                          -------------------------------------
                                          PAUL JAWIN,
                                          Chief Operating Officer